Other Liabilities - Summary of Other Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Current
Withholding taxes and value added tax payables	$ 5,117	$ 5,356
Contingent consideration (Refer note 4(a), 4(b) and 4(c))	8,233	8,252
Deferred rent	800	677
Other liabilities	1,589	1,730
Total	15,739	16,015
Non-current
Deferred rent	6,544	5,292
Contingent consideration (Refer note 4(a), 4(b) and 4(c))	3,155	11,426
Other liabilities	1,963	1,751
Total	$ 11,662	$ 18,469